Centennial Government Trust
Supplement dated December 31, 2008 to the
Prospectus dated October 24, 2008

This supplement replaces the supplement dated October 29, 2008 and amends the Prospectus of Centennial Government Trust (the “Trust”) dated October 24, 2008 and is in addition to the supplement dated December 10, 2008.

1.     In the section titled “Fees and Expenses of the Trust” on page 5, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. There is no guarantee that the Trust will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Trusts are Managed – Advisory Fees,” on page 11, the following is added to the end of the third paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trusts in attempting to maintain a positive yield. There is no guarantee that the Trusts will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

December 31, 2008                                                                                                 PS0170.023